Exhibit 99.1

News Release

INVESTORS/ANALYSTS:

Albert Acevedo

(925) 226-9272

investor.relations@bhnetwork.com

Blackhawk Network Holdings, Inc. Announces Offering of $425 Million of Convertible Notes Due 2022

Pleasanton, California, July 20, 2016 — Blackhawk Network Holdings, Inc. (NASDAQ: HAWK) (the “Company”) announced today that it intends to offer $425 million aggregate principal amount of convertible senior notes due 2022 through a private placement under the Securities Act of 1933, as amended (the “Securities Act”). The Company expects to grant the initial purchasers an option to purchase up to an additional $35 million principal amount of notes, solely to cover over-allotments, if any.

In connection with the offering, the Company expects to enter into convertible note hedge transactions with one or more of the initial purchasers of the notes or their affiliates or other financial institutions (in this capacity, the “option counterparties”). The Company also expects to enter into warrant transactions with the option counterparties. The convertible note hedge transactions are expected generally to reduce potential dilution to the Company’s common stock upon any conversion of notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted notes, as the case may be. However, the warrant transactions could separately have a dilutive effect to the extent that the market value per share of the Company’s common stock exceeds the applicable strike price of the warrants. If the initial purchasers exercise their over-allotment option, the Company expects to enter into additional convertible note hedge transactions and additional warrant transactions with the option counterparties.

In connection with establishing their initial hedges of the convertible note hedge and warrant transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to the Company’s common stock and/or purchase shares of the Company’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivative transactions with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, it could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the notes.

The notes will be senior unsecured obligations of the Company and will be convertible into, subject to various conditions, cash, shares of the Company’s common stock, or a combination thereof, at the Company’s election. The Company expects to use the net proceeds from the sale of the notes to repay borrowings under its credit facility, to repurchase shares of the Company’s common stock from certain purchasers of the notes, to pay the net cost of the convertible note hedge transactions (after such cost is partially offset by the proceeds to the Company of the warrant transactions), to pay related transaction fees and expenses, and for general corporate purposes, including future acquisitions.

The Company expects to use up to $35 million of the net proceeds from the sale of the notes to repurchase shares of the Company’s common stock from purchasers of notes in the offering in privately negotiated transactions concurrently with the offering of notes effected through one of the initial purchasers (or an affiliate thereof). The Company expects to repurchase such shares at a purchase price per share equal to the closing price per share of the Company’s common stock on the date the offering of notes is priced. These repurchases of shares of the Company’s common stock may raise or maintain the market price of the Company’s common stock or the notes above market levels that otherwise would have prevailed or prevent or retard a decline in such market price. These transactions could also affect the market price of the Company’s common stock concurrently with, or shortly after, the pricing of the notes, and could result in a higher effective conversion price for the notes.

The exact timing and terms of the offering will depend on market conditions and other factors.

The offering is being made to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the notes nor any shares of the Company’s common stock issuable upon conversion of the notes have been or are expected to be registered under the Securities Act, or under any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About Blackhawk Network Holdings, Inc.

Blackhawk Network Holdings, Inc. is a leading prepaid and payments global company, which supports the program management and distribution of gift cards, prepaid telecom products and financial service products in a number of different retail, digital and incentive channels. Blackhawk’s digital platform supports prepaid across a network of digital distribution partners including retailers, financial service providers, and mobile wallets.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “anticipates,” “estimates,” “plans,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on our current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among other things, prevailing market conditions, risks related to whether the Company will consummate the offering of the notes on the expected terms, or at all, and the fact that Company’s management may have broad discretion in the use of the proceeds from any sale of the notes.

Other risks and uncertainties relating to the Company’s business are: our ability to generate adequate taxable income to enable us to fully utilize our cash tax benefits, changes in applicable tax law that preclude us from fully utilizing our cash tax benefits, our ability to grow adjusted operating revenues and adjusted net income as anticipated, our ability to grow at historic rates or at all, the consequences should we lose one or more of our top distribution partners or fail to attract new distribution partners to our network or if the financial performance of our distribution partners’ businesses decline, our reliance on our content providers, the demand for their products and our exclusivity arrangements with them, our reliance on relationships with card issuing banks, the consequences to our future growth if our distribution partners fail to actively and effectively promote our products and services, the ability of our distribution partners to implement EMV compliance within their expected timeline and lift the measures they may have taken prior to such compliance to limit or control their exposure to liability for fraud losses; changes in consumer behavior away from our distribution partners and our products resulting from limits or controls implemented by our distribution partners during our distribution partners’ transition to EMV compliance; the requirement that we comply with applicable laws and regulations, including increasingly stringent money-laundering rules and regulations, and other risks and uncertainties described in our reports and filings with the Securities and Exchange Commission (the “SEC”), including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended January 2, 2016 and other subsequent periodic reports we file with the SEC. We undertake no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so other than as may be required by law.